                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1999.



                                   /s/ John W. Bachmann
                                   --------------------
                                   John W. Bachmann

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of June, 1999.



                                   /s/ Eugene P. Conese
                                   --------------------
                                   Eugene P. Conese

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Gitner, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1999.



                                   /s/ Gerald L. Gitner
                                   --------------------
                                   Gerald L. Gitner

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a
Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of June, 1999.



                                   /s/ Edgar M. House
                                   ------------------
                                   Edgar M. House

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of June, 1999.


                                   /s/ Thomas H. Jacobsen
                                   ----------------------
                                   Thomas H. Jacobsen

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1999.



                                   /s/ Myron Kaplan
                                   ----------------
                                   Myron Kaplan

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy,
Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of June, 1999.



                                   /s/ David M. Kennedy
                                   --------------------
                                   David M. Kennedy

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1999.


                                   /s/ Merrill A. McPeak
                                   ---------------------
                                   Merrill A. McPeak

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of June, 1999.



                                   /s/ Thomas F. Meagher
                                   ---------------------
                                   Thomas F. Meagher

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Robert A. Pastore, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of June, 1999.



                                   /s/ Robert A. Pastore
                                   ---------------------
                                   Robert A. Pastore

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of June, 1999.



                                   /s/ G. Joseph Reddington
                                   ------------------------
                                   G. Joseph Reddington

                         POWER OF ATTORNEY
                         -----------------

        KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint William F. Compton, Michael J. Palumbo, and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of additional shares of the Company's Common Stock issuable pursuant to the Company's Key Employee Stock Incentive Plan, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of June, 1999.



                                   /s/ Blanche M. Touhill
                                   ----------------------
                                   Blanche M. Touhill